                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                       ----------------------------------




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





                       -----------------------------------





       Date of Report (Date of earliest event reported): October 11, 1996



                          Genesis Health Ventures, Inc.
------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Pennsylvania                   1-11666              06-1132947
------------------------------------------------------------------------------
(State or other jurisdiction        (Commission          (IRS Employer
    of incorporation)               File Number)       Identification No.)



                        148 West State Street, Suite 100
                       Kennett Square, Pennsylvania 19348
------------------------------------------------------------------------------
                    (Address of principal executive offices,
                               including zip code)


       Registrant's telephone number, including area code: (610) 444-6350
                                                            -------------

Item 2.  Acquisition or Disposition of Assets.

                  On October 11, 1996, Genesis Health Ventures, Inc. ("Genesis") and its wholly-owned subsidiary G Acquisition Corporation ("Newco") consummated an Agreement and Plan of Merger (the "Merger Agreement") with Geriatric & Medical Companies, Inc. ("GMC"). Pursuant to the Merger Agreement, Newco merged into GMC and GMC became a wholly-owned subsidiary of Genesis (the "Merger"). Each share of GMC common stock was converted into the right to receive $5.75 in cash, subject to statutory appraisal rights. The total consideration paid to stockholders of GMC to acquire their shares (including shares which may have been issued upon exercise of outstanding warrants, options and long-term incentive plans) was approximately $93.9 million. Prior to the Merger, GMC had outstanding approximately $133.1 million of indebtedness which included approximately $87.6 million which the Company loaned to GMC immediately prior to consummation of the Merger to repay $82.8 million principal amount of indebtedness and to pay related prepayment expenses. The cash portion of the purchase price and the loan to GMC were provided through the sale by the Company on October 7, 1996 of $125,000,000 of 9-1/4% Senior Subordinated Notes due 2006 and borrowing under its Bank Credit Facility.

                  GMC owns and operates 18 long-term care facilities and six assisted living facilities with approximately 3,000 licensed beds; 11 of these facilities are located in the eastern Pennsylvania market and 13 are located in New Jersey. GMC also operates an ambulance transportation business, a medical supply business, a pharmacy business, a contract management service business, a diagnostic and rehabilitative management services business and a financial services and information systems business. In addition, GMC currently is developing two long-term care facilities with approximately 240 beds.

                  In connection with the Merger, Daniel Veloric, Chairman of the Board, President and the principal beneficial stockholder of GMC, and certain companies which he controls entered into an agreement in principle with Genesis for Genesis to manage a long-term care facility located in New Jersey with 335 licensed beds (the "New Jersey Facility"). The Management Agreement is expected to provide that Genesis receive a management fee of 6% of annual revenues and that the owner receive payments of $26,667 per month. Genesis is also expected to provide certain working capital loans to the New Jersey Facility. Mr. Veloric and certain companies which he controls have also agreed in principle to sell to Genesis for $1,000,000 and $500,000 respectively five year options to acquire the stock of the companies which own the New Jersey Facility and certain excess land adjacent to the New Jersey Facility for $5,000,000 (plus the assumption of outstanding debt) and $2,500,000, respectively (with the option payments being deducted against the respective purchase prices).

                  Incident to Genesis' acquisition of GMC, an agreement in principle has been reached, without any admission of wrongdoing, with the United States Attorney's Office for the Eastern District of Pennsylvania and other governmental agencies and third parties to settle claims related to alleged improper billings by GMC's ambulance transportation subsidiary. The aggregate amount of the settlement is within the amount that has previously been withheld by governmental authorities.


Item 7.  Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  a. Financial Statements of business to be acquired

                  Geriatric & Medical Companies, Inc. and Subsidiaries

                  *Independent Auditors' Report

                  *Consolidated Balance Sheets as of May 31, 1996

                  *Consolidated Statements of Operations for the years ended May 31, 1995 and 1996

                  *Consolidated Statements of Shareholders' Equity for the years ended May 31, 1995 and 1996

                  *Consolidated Statements of Cash Flows for the years ended May 31, 1995 and 1996

                  *Notes to Consolidated Financial Statements

                  b. Pro Forma Financial Information

                  Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended September 30, 1995 and the nine months ended June 30, 1996

                  Unaudited Pro Forma Condensed Consolidated Balance Sheet at June 30, 1996

                  c. Exhibits

                  The following Exhibits are filed herewith:

                  Number   Title

                  *1. Agreement and Plan of Merger, dated as of July 11, 1996, by and among Genesis Health Ventures, Inc., a Pennsylvania corporation, G Acquisition Corporation, a Delaware corporation and Geriatric & Medical Companies, Inc., a Delaware corporation.

--------
         *Incorporated by reference to Genesis Health Ventures, Inc.'s Current Report on Form 8-K/A dated July 11, 1996.

            PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
          PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (UNAUDITED)

   The following Unaudited Pro Forma Condensed Consolidated Statement of Operations gives effect to: (i) the acquisition by the Company of McKerley Health Care Centers, Inc. and certain related entities (colectively, "McKerley") in November 1995 (the "McKerley Transaction"); (ii) the acquisition of the pharmacy healthcare services businesses of NeighborCare Pharmacies, Inc. and certain related entities (collectively, "NeighborCare") in June 1996 (the "NeighborCare Transaction"); (iii) the acquisition of the outstanding stock of National Health Care Affiliates, Inc. and certain related entities (collectively, "National Health") and certain related transactions in July 1996 (the "National Health Transaction"); (iv) the sale by the Company of 6,500,000 shares of Common Stock in May 1996 (the "1996 Equity Offering") and the application of the net proceeds therefrom; (v) the merger of Geriatric & Medical Companies, Inc. ("GMC") with a wholly-owned subsidiary of Genesis in July 1996 (the "GMC Transaction"); and (iv) the sale of the Company of $125,000,000 of 9 1/4% Senior Subordinated Notes Due 2006 in October 1996 (the "Offering") and the application of the net proceeds therefrom as if each had occurred at the beginning of the periods presented.

   The pro forma condensed statements of operations are based upon assumptions and include adjustments as described in the notes below. The pro forma information should be read in conjunction with the Company's historical consolidated financial statements, McKerley's historical combined financial statements, National Health's historical combined financial statements and GMC's historical combined financial statements. The column entitled "McKerley Historical Results" represents the historical combined results of McKerley for the year ended November 30, 1995. The column entitled "McKerley Historical Results" for the nine months ended June 30, 1996 represents the two months ended November 30, 1995. As a result of the differing year ends of Genesis and McKerley, the two months ended November 30, 1995 are included in both periods. The historical financial statements of NeighborCare for the year ended July 2, 1995 and the seven months ended April 30, 1996 are included in the columns "NeighborCare" in the tables below. The historical combined financial statements of National Health for the year ended December 31, 1995 and for the nine months ended June 30, 1996 are included in the columns "National Health" in the tables below. As a result of the differing year ends of Genesis and National Health, the three months ended December 31, 1995 is included in both periods. The column entitled "GMC Historical Results" for the year ended September 30, 1995 represents the historical results of GMC for the year ended May 31, 1995. The column entitled "GMC Historical Results" for the nine months ended June 30, 1996 represents the historical results of GMC for the nine months ended May 31, 1996. For purposes of this presentation, an effective tax rate of 37% has been assumed for McKerley, NeighborCare, National Health and GMC, for the historical results, and the resulting pro forma adjustments and offering adjustments. Such data is not necessarily indicative of the historical financial results that would have been achieved had the acquisitions occurred at the beginning of the periods presented or that may be expected to result in the future as a result of such transactions.

                                                                 Year ended September 30, 1995
                         --------------------------------------------------------------------------------------------------------
                                                                                                         National       National
                          Genesis      McKerley        McKerley         NeighborCare    NeighborCare      Health         Health
                         Historical   Historical       Pro Forma         Historical       Pro Forma     Historical     Pro  Forma
                          Results       Results       Adjustments         Results        Adjustments      Results      Adjustments
                         ----------    ----------   --------------     ------------    --------------   ----------    ------------
                                                             (In thousands, except per share data)
Net revenues .........    $486,393      $57,266     $    114 (A)(B)(C)  $52,751       $    --         $108,785  $(22,949)(L)(P)
Operating expense:
Operating expenses other
  than depreciation,
  amortization and lease
  expense  ............    393,139       52,069       (6,063)(A)(D)      51,986        (1,849)(I)(K)    92,990   (26,435)(L)(O)(P)
Depreciation and
  amortization  .......     18,793        1,900        1,079 (F)             --         2,547 (J)        4,055     1,067 (L)(M)

Lease expense ........      13,798        2,759       (1,244)(G)             --            --            3,176     4,716 (L)(N)
Interest expense, net .     20,367        4,200        1,625 (A)(E)       1,276         1,880 (H)        6,177    (1,498)(L)(N)
                         ---------    ---------   ----------            ---------    --------        ---------   --------
Earnings from operations
  before income taxes and
  extraordinary items .     40,296       (3,662)       4,717               (511)       (2,578)           2,387      (799)
                         ---------    ---------   ----------            ---------    --------        ---------   --------
Earnings from operations
  before extraordinary
  items  ..............   $ 25,531      $(2,307)    $  2,972            $  (322)      $(1,624)        $  1,504     $(503)
                         ---------    ---------   ----------            ---------    --------        ---------   --------
Fully diluted earnings
  per share before
  extraordinary items .      $1.03
Weighted average common
  shares and equivalents    28,452                                                        308 (H)


                     (RESTUBBED TABLE CONTINUED FROM ABOVE)


                                               Pro Forma                                                     Pro Forma
                                             Consolidated                                                  Consolidated
                                           Genesis/McKerley/                                             Genesis/McKerley/
                                             NeighborCare/                                                 NeighborCare/
                                            National Health                                              National Health/
                               1996        Results Adjusted                                                 GMC Results
                              Equity              for               GMC          GMC                     Adjusted for 1996
                             Offering         1996 Equity       Historical    Pro Forma      Offering     Equity Offering
                            Adjustment         Offering           Results    Adjustments    Adjustment     and Offering
                            -----------   -------------------    ----------   -----------   ----------   -----------------

Net revenues  ...........    $     --          $682,360          $192,234      $    --       $    --         $874,594
Operating expense:
Operating expenses other
  than depreciation,
  amortization and lease
  expense ...............          --           555,837           163,769         (617)(S)(T)     --          718,989
Depreciation and
  amortization ..........          --            29,441             8,734           --            --           38,175
Lease expense  ..........          --            23,205                --           --            --           23,205
Interest expense, net  ..     (13,720)(Q)        20,307            14,666        4,987(S)(U)  (2,368)(V)       37,592
                            ---------         ---------        ----------     --------       --------        --------
Earnings from operations
  before income taxes and
  extraordinary items ...      13,720            53,570             5,065       (4,370)        2,368           56,633
                            ---------         ---------        ----------     --------       --------        --------
Earnings from operations
  before extraordinary
  items .................    $  8,644          $ 33,895          $  3,191      $(2,753)      $ 1,492         $ 35,825
                            ---------         ---------        ----------     --------       --------        --------
Fully diluted earnings per
  share before
  extraordinary items ...                                                                                       $1.12
Weighted average common
  shares and equivalents .      6,500                                                                          35,260


                                                               Nine Months ended June 30, 1996
                         ---------------------------------------------------------------------------------------------------------
                                                                                                       National         National
                          Genesis      McKerley        McKerley        NeighborCare    NeighborCare     Health           Health
                         Historical   Historical      Pro Forma         Historical      Pro Forma     Historical       Pro  Forma
                          Results       Results      Adjustments         Results       Adjustments      Results        Adjustments
                         ----------    ----------   -------------  -   ------------    -------------   ----------     -------------
                                                            (In thousands, except per share data)
Net revenues .........    $460,354      $ 9,671        $  204(A)(B)(C)   $39,765     $   --          $92,092   $(24,764)(L)(P)
Operating expenses:
Operating expenses other
  than depreciation,
  amortization and lease
  expense  ............    373,041       11,537        (3,820)(A)(D)      36,697     (1,078)(I)(K)    79,865    (27,635)(L)(O)(P)
Debenture conversion
  expense  ............      1,245           --            --                 --         --               --        --
Depreciation and
  amortization  .......     17,883          323           180 (F)            506      1,485(J)         3,556        286 (L)(M)
Lease expense ........      11,948          460          (207)(G)            857         --            2,617      3,389 (L)(N)
Interest expense, net .     19,104        1,158          (201)(A)(E)       1,171        671(H)         4,898     (1,432)(L)(N)
                         ---------    ---------      --------           --------   --------         --------     -------
Earnings from operations
  before taxes and
  extraordinary items .     37,133       (3,807)        4,252                534     (1,078)           1,156        628
                         ---------    ---------      --------           --------   --------         --------     -------
Earnings from operations
  before extraordinary
  items  ..............   $ 23,759      $(2,398)       $2,678            $   336     $ (679)         $   728      $ 396
                         ---------    ---------      --------           --------   --------         --------     -------
Fully diluted earnings
  per share before
  extraordinary items
  and Debenture
  conversion expense  .     $0.91
Weighted average common
  shares and equivalents   29,359                                                       239(H)



                     (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                                                                                      Pro Forma
                                                                                                                    Consolidated
                                                Pro Forma                                                         Genesis/McKerley/
                                               Consolidated                                                         NeighborCare/
                                            Genesis/McKerley/                                                     National  Health/
                               1996           NeighborCare/                                                          GMC Results
                              Equity         National Health            GMC             GMC                       Adjusted for 1996
                             Offering        Results Adjusted       Historical       Pro Forma        Offering     Equity  Offering
                            Adjustment   for 1996 Equity Offering     Results       Adjustments      Adjustment     and Offering
                            ----------   ------------------------    ----------   ----------------   ----------  -----------------

Net revenues  ...........    $    --             $577,322            $145,787      $     --           $    --         $723,109
Operating expenses:
Operating expenses other
  than depreciation,
  amortization and lease
  expense ...............         --              468,607             125,455        (2,353)(R)(S)(T)                  591,709
Debenture conversion
  expense ...............         --                1,245                  --            --                --            1,245
Depreciation and
  amortization ..........         --               24,219               6,537            --                --           30,756
Lease expense  ..........         --               19,064                  --            --                --           19,064
Interest expense, net  ..     (8,831)(Q)           16,538              12,408         2,210(R)(S)(U)    (1,776)(V)      29,380
                            --------            ---------          ----------       -------            --------        -------
Earnings from operations
  before taxes and
  extraordinary items ...      8,831               47,649               1,387           143              1,776          50,955
                            --------            ---------          ----------       -------            --------        -------
Earnings from operations
  before extraordinary
  items .................    $ 5,563             $ 30,383            $    874        $   90            $ 1,119        $ 32,466
                            --------            ---------          ----------       -------            --------        -------
Fully diluted earnings per
  share before
  extraordinary items and
  Debenture conversion
  expense ...............                                                                                                $1.01
Weighted average common
  shares and equivalents .     5,958                                                                                    35,556


PRO FORMA ADJUSTMENTS ARE AS FOLLOWS:

MCKERLEY TRANSACTION

(A) The historical financial statements of McKerley include unusual, nonrecurring charges related to a provision to properly state certain insurance program liabilities, record a loss related to the termination of an interest rate swap agreement and to write off certain other long-term assets.

                                                               Year Ended       Nine Months Ended
                                                           September 30, 1995     June 30, 1996
                                                           ------------------   -----------------
                                                                       (In thousands)
Revenues, net  .........................................        $   204              $   204
Operating expenses other than depreciation,
  amortization and lease expense .......................         (3,248)              (3,248)
Interest expense, net  .................................        $  (566)             $  (566)


(B) Effective October 1, 1995 the State of New Hampshire issued a reduction in payment rates under the Medical Assistance program. The annualized impact of this rate reduction is approximately $1,500,000.

                                 Year Ended                 Nine Months Ended
                             September 30, 1995               June 30, 1996
                             ------------------              -----------------
                                              (In thousands)
Revenues, net ................    $(1,500)                           --


(C) The former owners have agreed to pay certain Genesis subsidiaries for marketing and other services for approximately two years with annual payments of approximately $900,000. The former owners also agreed to lease 30,000 square feet of office space from the Company for approximately two years at an annual rate of $510,000.

                                 Year Ended                 Nine Months Ended
                             September 30, 1995               June 30, 1996
                             ------------------              -----------------
                                              (In thousands)
Revenues, net  .............    $1,410                            --


(D) As a result of the McKerley Transaction, corporate overhead functions related to the prior owners, certain nursing staff and regional management of the nursing facilities will be merged. The Company has identified duplicative positions and the costs associated with such positions, and plans to eliminate these costs according to a transition plan within one year of the acquisition.

    Salary costs and other payments associated with certain McKerley principals who will not be joining Genesis have been identified and eliminated, as well as costs associated with other management positions which have already been vacated and will not be replaced. Support staff associated with these positions have also been eliminated.

    The components of the savings expected upon merging McKerley's operations into Genesis are as follows:

                                                              Annual Cost    Nine Months Cost
                                                             -------------   ----------------
                                                                      (In thousands)
Principal salaries, payments and cost of support
  personnel ..............................................      $(1,693)          $(418)
Management to be eliminated due to overlap, and vacated
  management positions not to be replaced ................         (622)           (104)
Personnel reduction in operating staff to eliminate
  duplicative positions ..................................         (500)            (50)
                                                             -------------   ----------------
                                                                $(2,815)          $(572)
                                                             =============   ================


   The impact of the savings has been reflected in a pro forma adjustment as follows:

                                                               Year Ended       Nine Months Ended
                                                           September 30, 1995     June 30, 1996
                                                           ------------------   -----------------
                                                                       (In thousands)
Operating expenses other than depreciation,
  amortization and lease expense .......................        $(2,815)              $(572)



(E) The McKerley Transaction was financed with borrowings under the Company's bank credit facilities aggregating approximately $68,700,000. The Company has repaid approximately $27,000,000 of assumed McKerley debt. The Company has also assumed a mortgage obligation of approximately $9,100,000 which was not immediately repaid. Interest rate assumptions are 7.25% for the Company's borrowing under its bank credit facilities.


                                                             Year Ended       Nine Months Ended
                                                         September 30, 1995     June 30, 1996
                                                         ------------------   -----------------
                                                                     (In thousands)
Interest expense, net:
   Interest expense -- bank facilities ...............        $ 4,930               $ 822
   Elimination of historical McKerley remaining
     interest expense  ...............................         (2,739)               (457)
                                                         ------------------   -----------------
                                                              $ 2,191               $ 365
                                                         ==================   =================


(F) In accordance with generally accepted accounting principles, the net assets acquired are recorded at the lower of purchase price or fair value. The estimated fair value adjustments have been determined based on the most recent information available. The resultant excess of purchase price over fair value of net assets acquired is required to be amortized. The pro forma adjustment to reflect the increased depreciation and amortization is as follows:

                                             Year Ended       Nine Months Ended
                                         September 30, 1995     June 30, 1996
                                         ------------------   -----------------
                                                     (In thousands)
Depreciation and amortization expense...      $1,079               $180



(G) The former owners have agreed to make certain lease payments on behalf of the Company with respect to certain lease obligations of the McKerley entities. The following pro forma adjustment reflects the impact of recognizing the resulting lease expense on a straight line basis over the remaining lease term:


                                 Year Ended                 Nine Months Ended
                             September 30, 1995               June 30, 1996
                             ------------------              -----------------
                                              (In thousands)
Lease expense  ..........         $(1,244)                        $(207)


NEIGHBORCARE TRANSACTION

(H) A portion of the NeighborCare Transaction will be financed with borrowings under the Company's bank credit facilities aggregating approximately $47,250,000. Genesis expects to repay approximately $18,000,000 of NeighborCare debt assumed in the transaction. Interest rate assumptions are 6.8% for the Company's borrowings under its credit facilities.

                                                             Year Ended       Nine Months Ended
                                                         September 30, 1995     June 30, 1996
                                                         ------------------   -----------------
                                                                     (In thousands)
Interest expense, net:
   Interest expense -- bank facilities ...............        $ 3,171              $ 1,842
   Elimination of historical NeighborCare remaining
     interest expense  ...............................         (1,291)              (1,171)
                                                         ------------------   -----------------
                                                              $ 1,880              $   671
                                                         ==================   =================

   Adjustment to reflect the issuance of $10,000,000 of Genesis Common Stock as a portion of the consideration. The stock issuance price has been estimated at $32.50 per share resulting in the issuance of 307,692 shares.

(I) As a result of the NeighborCare Transaction, corporate and administrative overhead functions related to the prior ownership structure will be merged. Accordingly, Genesis has identified duplicative physical locations which will be merged into existing Genesis pharmacy and medical supply locations.

                                                              Annual Cost    Nine Months Cost
                                                             -------------   ----------------
                                                                      (In thousands)
Consolidation of institutional pharmacy locations  .......      $  (300)          $(175)
Consolidation of medical supply division  ................         (300)           (175)
Personnel reduction in operating staff to eliminate
  duplicative positions ..................................         (615)           (360)
Other operating costs including legal and accounting
  fees, advertising and office expense ...................         (474)           (275)
                                                             -------------   ----------------
                                                                $(1,689)          $(985)
                                                             =============   ================

    The impact of the savings has been reflected in a pro forma adjustment as follows:

                                                               Year Ended       Nine Months Ended
                                                           September 30, 1995     June 30, 1996
                                                           ------------------   -----------------
                                                                       (In thousands)
Operating expenses other than depreciation,
  amortization and lease expense .......................        $(1,689)              $(985)


(J) In accordance with generally accepted accounting principles, the net assets acquired are recorded at the lower of purchase price or fair value. The estimated fair value adjustments have been determined based on the most recent information available. The resultant excess of purchase price over fair value of net assets acquired is required to be amortized. The elimination of historical depreciation expense is the result of certain assets not being acquired by Genesis. The pro forma adjustment to reflect the net increased depreciation and amortization is as follows:

                                                      Year Ended       Nine Months Ended
                                                  September 30, 1995     June 30, 1996
                                                  ------------------   -----------------
                                                              (In thousands)
Impact of step-up and allocation of goodwill  .         $2,706              $1,578
Elimination of historical depreciation expense            (159)                (93)
                                                  ------------------   -----------------
Depreciation and amortization  ................         $2,547              $1,485
                                                  ==================   =================

(K) In connection with the NeighborCare Transaction, certain corporate office and furniture and fixture leases will be terminated. The pro forma adjustment to reflect this is as follows:

                                                               Year Ended       Nine Months Ended
                                                           September 30, 1995     June 30, 1996
                                                           ------------------   -----------------
                                                                       (In thousands)
Operating expenses other than depreciation,
  amortization and lease expense .......................         $(160)               $(93)


NATIONAL HEALTH TRANSACTION

(L) In connection with the National Health Transaction certain assets and liabilities were not acquired by Genesis. Additionally, certain businesses, including home health care, infusion therapy and assisted living facilities in New York State were not acquired. The statement of operations data from these assets is presented in a pro forma footnote below:

                                                              Year Ended       Nine Months Ended
                                                          September 30, 1995     June 30, 1996
                                                          ------------------   -----------------
                                                                      (In thousands)
Net Revenues  .........................................        $(24,949)           $(26,264)
Operating expenses other than depreciation,
  amortization and lease expense ......................         (27,375)            (28,340)
Depreciation and amortization  ........................          (1,290)             (1,453)
Lease expense  ........................................            (233)               (323)
Interest expense, net  ................................          (1,124)             (1,151)


(M) In accordance with generally accepted accounting principles, the net assets acquired are recorded at the lower of the purchase price or fair value. The estimated fair value adjustments have been determined based on the most recent information available. The resultant excess of purchase price over fair value of net assets acquired is required to be amortized. The pro forma adjustment to reflect the increased depreciation and amortization is as follows:

                                        Year Ended          Nine Months Ended
                                    September 30, 1995        June 30, 1996
                                    ------------------       -----------------
                                                  (In thousands)
Depreciation and amortization......     $2,357                  $1,739


(N) The National Health Transaction was financed by Genesis with borrowings under its bank credit facilities aggregating approximately $51,800,000. Genesis repaid approximately $36,200,000 of indebtedness assumed upon consummation of the transaction. The Company also assumed mortgage obligations of approximately $7,900,000 which were not repaid. Interest rate assumptions are 6.8% for the Company's borrowing under its bank credit facilities.

    Prior to the closing of the stock acquisitions, an affiliate of a financial institution purchased nine of the National Health eldercare centers and subsequently leased the centers to a subsidiary of Genesis under operating lease agreements.

                                                           Year Ended       Nine Months Ended
                                                       September 30, 1995     June 30, 1996
                                                       ------------------   -----------------
                                                                   (In thousands)
Interest expense, net:
   Interest expense-bank facility ..................        $ 3,619              $ 2,714
   Elimination of historical National Health
     remaining expense  ............................         (3,993)              (2,995)
                                                       ------------------   -----------------
                                                            $  (374)             $  (281)
                                                       ==================   =================
   Lease expense ...................................        $ 4,949              $ 3,712

(O) Genesis has identified certain cost saving opportunities in connection with the National Health Transaction. The Company has identified duplicative positions and the costs associated with such positions, and plans to eliminate these costs according to a transition plan within one year of the acquisition.

                                                                 Year Ended       Nine Months Ended
                                                             September 30, 1995     June 30, 1996
                                                             ------------------   -----------------
                                                                         (In thousands)
Reduction in contract labor services  ....................         $(108)               $ (81)
Personnel reduction in operating staff to eliminate
  duplicative positions ..................................          (252)                (189)
                                                             ------------------   -----------------
                                                                   $(360)               $(270)
                                                             ==================   =================


(P) Genesis has identified certain revenue synergies relating to its pharmacy, medical supply and group purchasing businesses. These services are currently not provided by Genesis to National Health facilities nor does National Health have the businesses to deliver these services.

                                                              Year Ended       Nine Months Ended
                                                          September 30, 1995     June 30, 1996
                                                          ------------------   -----------------
                                                                      (In thousands)
Revenues, net  ........................................         $2,000              $1,500
Operating expenses other than depreciation,
  amortization and lease expense ......................          1,300                 975
                                                          ------------------   -----------------
  Net impact  .........................................         $  700              $  525
                                                          ==================   =================


1996 EQUITY OFFERING ADJUSTMENT

(Q) Adjustment to reflect the application of the net proceeds of the 1996 Equity Offering to repay indebtedness under the Company's bank credit facilities which currently bear interest at a weighted average annual rate of approximately 6.8%.

                                 Year Ended                 Nine Months Ended
                             September 30, 1995               June 30, 1996
                             ------------------              -----------------
                                              (In thousands)
Interest, net  ..........       $(13,720)                      $(8,831)


GMC TRANSACTION


(R) The historical financial statements of GMC include unusual, non-recurring charges related to a provision to increase allowance for doubtful accounts, the settlement of a matter relating to reimbursement for nutritional services provided at a nursing facility previously managed by a GMC subsidiary and an amount recorded relating to a class action suit. The historical financial statements also include non-recurring charges related to additional interest incurred under GMC's credit facility and a discount on a note receivable.


                                                              Year Ended
                                                             September 30,     Nine Months Ended
                                                                 1995            June 30, 1996
                                                           -----------------   -----------------
                                                                      (In thousands)
Operating expenses other than depreciation,
  amortization and lease expense .......................          --                $(2,300)
Interest, net  .........................................          --                 (1,121)

(S) The historical financial results include a provision for costs on the sale of accounts receivable, which is included in the interest expense line item. The following pro forma adjustment represents the reclassification of the portion of the provision that relates to operating expenses:

                                                              Year Ended
                                                             September 30,     Nine Months Ended
                                                                 1995            June 30, 1996
                                                           -----------------   -----------------
                                                                      (In thousands)
Operating expenses other than depreciation,
  amortization and lease expense .......................        $ 1,383             $ 1,447
Interest expense, net  .................................         (1,383)             (1,447)


(T) As a result of the GMC Transaction, certain corporate and administrative overhead functions related to the prior ownership structure will be merged. Genesis has identified duplicative physical locations which will be merged into existing Genesis administrative locations.

                                                                              Nine Months
                                                             Annual Cost         Cost
                                                             ------------   ---------------
                                                                     (In thousands)
Personnel reduction in operating staff to eliminate
  duplicative position ...................................     $(1,000)         $  (750)
Other operating costs including legal and accounting
  fees, advertising and office expense ...................      (1,000)            (750)
                                                             ----------         --------
                                                               $(2,000)         $(1,500)
                                                             ==========         ========

    The impact of the savings have been reflected in a pro forma adjustment as follows:

                                                              Year Ended
                                                             September 30,     Nine Months Ended
                                                                 1995            June 30, 1996
                                                           -----------------   -----------------
                                                                      (In thousands)
Operating expenses other than depreciation,
  amortization and lease expense .......................        $(2,000)            $(1,500)

(U) A portion of the purchase price was financed with borrowings under the Company's bank credit facility of approximately $91,000,000. Interest rate assumptions are 6.8% for the Company's borrowings:

                                          Year Ended
                                        September 30,       Nine Months Ended
                                             1995             June 30, 1996
                                       -----------------     -----------------
                                                   (In thousands)
Interest expense -- bank
  facilities .....................          $6,370                $4,778

OFFERING ADJUSTMENT

(V) Adjustment to reflect the application of the net proceeds of the Offering to repay a portion of assumed GMC term indebtedness ($108,000,000 at a weighted average rate of 12.25%) and other GMC indebtedness ($10,000,000 at a weighted average rate of 7%). The assumed rate of this Offering is 9.25%.

                                            Year Ended       Nine Months Ended
                                           September 30,
                                               1995            June 30, 1996
                                         -----------------   -----------------
                                                    (In thousands)
Interest expense, net:
     Interest expense -- offering  ...       $ 11,562            $  8,672
     Eliminate historical interest
        expense ......................        (13,930)            (10,448)
                                           ----------         -----------
                                             $ (2,368)           $ (1,776)
                                          ===========         ===========

                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 (UNAUDITED)


   The following unaudited pro forma condensed consolidated balance sheet includes the historical consolidated condensed balance sheet of the Company at June 30, 1996 and the pro forma adjustments to reflect the National Health Transaction, the GMC Transaction, as adjusted to reflect the Offering and the application of the estimated net proceeds as if they occurred on June 30, 1996. The pro forma adjustments should be read in conjunction with the Company's historical consolidated financial statements, National Health's historical combined financial statements and GMC's historical combined financial statements.


                                                                                                                     Pro Forma,
                                                                                                                    As Adjusted
                                                                Pro Forma                                           Consolidated
                                                                 National                       Pro Forma             Genesis/
                                                National          Health                           GMC                National
                                   Genesis       Health        Adjustments          GMC        Adjustments           Health/GMC
                                  --------     ---------      ------------          ---       ------------         -------------
                                                                        (In thousands)
Current assets.................    $297,009     $23,401          $(9,108)(A)        $75,834      $       --            $387,136
Property and equipment, net  ..     313,388      58,608            7,346 (A)(D)      93,042          73,325(E)          545,709
Other assets  .................     267,951      13,795           (7,426)(A)(D)      22,808          44,000(E)          341,128
                                    -------      ------           ------             ------          ------             -------
Total assets  .................    $878,348     $95,804          $(9,188)          $191,684        $117,325          $1,273,973
                                   ========     =======          =======           ========        ========          ==========
Current liabilities  ..........    $ 69,410     $21,777          $(3,349)(A)(B)(C) $ 37,951      $   (5,820)(F)(G)   $  119,969
Long term debt, excluding
  current maturities ..........     295,897      68,826           (1,158)(A)(B)     130,775         101,025 (G)         595,365
Other liabilities  ............      12,803          --              520 (C)          4,078          41,000 (E)          58,401
Shareholders' equity  .........     500,238       5,201           (5,201)(A)(D)      18,880         (18,880)(E)         500,238
                                    -------      ------           ------             ------          ------             -------
Total liabilities and
  shareholders' equity ........    $878,348     $95,804          $(9,188)          $191,684        $117,325          $1,273,973
                                   ========     =======          =======           ========        ========          ==========


   Pro forma adjustments are as follows:

NATIONAL HEALTH TRANSACTION

(A) The assets and liabilities of National Health not acquired or assumed by Genesis in the National Health Transaction are eliminated in a pro forma adjustment as follows:
                                                            (In thousands)
Current assets ......................................           $(9,108)
Property and equipment  .............................            (9,686)
Other assets  .......................................           (11,141)
                                                                -------
Total assets  .......................................          $(29,935)
                                                               ========
Current liabilities  ................................          $ (5,249)
Long term debt, excluding current
  maturities .......................................           (16,758)
Other liabilities  .................................                --
Shareholders' equity  ..............................            (7,928)
                                                                -------
Total liabilities and shareholders' equity                    $(29,935)
                                                               ========


(B) The National Health Transaction was financed by Genesis with borrowings under its bank credit facilities of approximately $51,800,000 which includes the repayment of approximately $36,200,000. Additionally, Genesis assumed existing indebtedness of approximately $7,900,000 which was not repaid immediately. The impact of the borrowings under the bank credit facilities is reflected in the following pro forma adjustment:



                                                               (In thousands)
Current liabilities .....................................        $  (100)
Long term debt, excluding current maturities  ...........         15,600

(C) Transaction costs which include professional fees, duplicative salary costs and severance, taxes and title costs and certain other costs incurred or to be incurred in order to consummate the transaction will be accrued, net of tax benefits, in the amount of $2,520,000. The following pro forma adjustment represents the accrual for these costs:


                                                               (In thousands)
Current liabilities .........................................      $2,000
Other liabilities  ..........................................         520


(D) Purchase accounting adjustments include the following allocations:

                                                               (In thousands)
Property and equipment, net ..................................    $17,032
Other assets  ................................................      3,715
Shareholders' equity  ........................................      2,727



GMC TRANSACTION

(E) Purchase accounting adjustments include the following allocations:


                                                               (In thousands)
Property and equipment, net ..............................         $72,345
Other assets  ............................................          44,000
Other liabilities  .......................................          41,000
Shareholders' equity  ....................................         (18,880)



(F) Transaction costs which include professional fees, duplicative salary costs and severance, taxes and title costs and certain other costs incurred or to be incurred in order to consummate the transaction will be accrued in the amount of $8,000,000. The following pro forma adjustment represents the accrual for these costs:


                                                               (In thousands)
Current liabilities .......................................        $8,000




(G) The GMC Transaction was financed by the payment of $93,900,000 representing the equity purchase price, the repayment of approximately $90,000,000 of existing indebtedness and the assumption of approximately $47,900,000 of other indebtedness. The following pro forma adjustment represents the incremental debt incurred in the transaction and reflects the repayment of certain GMC indebtedness with the net proceeds of the
    Offering:


                                                                (In thousands)
Current liabilities .....................................         $ (8,820)
Long-term debt  .... ....................................          101,025

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








                                        GENESIS HEALTH VENTURES, INC.







                                        By:  /s/ George V. Hager, Jr.
                                             ---------------------------------
                                             George V. Hager, Jr.
                                             Senior Vice President and
                                             Chief Financial Officer








Date: October 25, 1996